                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                February 5, 1996

Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 1995.

     Our Fund earned $3.22 per share from net investment income for a share outstanding throughout 1995, compared to $3.07 per share earned in 1994.

     Total distributions from net investment income, applicable to 1995, amounted to $3.21 per share, including $1.41 per share distributed in January 1996. After providing for the January 1996 distribution, the net asset value at the end of 1995 was $194.26 per partnership share, another new high.

     Securities received as a result of stock splits or corporate mergers since our last report were 78,595 shares of Alco Standard Corporation, 13,764 shares of First Chicago NBD Corporation, 79,666 shares of Raytheon Company and 18,477 shares of Westvaco Corp. There were 33,208 partnership shares redeemed in 1995 compared to 54,888 shares in 1994.

     Data on the performance of our Fund since inception and comparisons to leading stock market indices are contained in the accompanying Investment Adviser's Report.

     Your questions or comments concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /S/ ROBERT R. FORTUNE

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

     After 1994's difficult investment year, 1995 turned out to be a banner year for investors. Inflation was low, interest rates fell, productivity increased, and profit margins expanded rapidly, combining to produce excellent results for the year. All market segments did well, with large capitalization stocks outperforming smaller ones.

     Large capitalization equities surged during 1995; the S&P 500 index total return was 37.6% for the year. According to Lipper Analytical, the average U.S. equity mutual fund last year returned 31.1%. Because the broad market moved so strongly it was difficult to beat the indices; only 15% of equity mutual funds exceeded the S&P 500. Chestnut Street Exchange Fund returned 36.9%.

                                COMPARATIVE DATA

                                                CSEF         DJIA        S&P 500     S&P 400
                                               -------     ---------     -------     -------
    Market Value 12/31/95....................  $194.26       5117.12      615.93      716.76
    Market Value 12/31/94....................  $144.43       3834.44      459.27      547.41
    % Increase in 1995.......................     34.5%         33.4%       34.1%       30.9%
    1995 Distributions.......................  $  3.21     $  113.40     $ 13.79     $ 13.96
    Total Return 1995........................     36.9%         36.9%       37.6%       35.3%
    Market Value 12/29/76....................  $ 25.00        994.93      106.34      118.27
    % Increase 1976-1995.....................    677.0%        414.3%      479.2%      506.0%
    Distributions 1976-1995..................  $ 42.08     $1,430.26     $171.63     $174.69
    Total Return 1976-1995...................    845.3%        558.1%      640.6%      653.7%

     We expect the economy to show modest growth through 1996, with growth slowing in 1997 after the election is behind us. In the fourth quarter of 1995 the economy grew at a rate between 2 and 3%; we expect economic growth to remain at that level throughout 1996. Although consumer confidence remains strong, consumer debt burdens remain high and recent employment gains have been weak; we saw the results in the very weak holiday shopping season just past. Consequently, we think the focus of economic activity in 1996 will be on the business sector, especially in equipment spending. The dollar should continue to strengthen against the currencies of most of our major trading partners in 1996, which may slow the export growth we saw in 1995. We expect interest rates to continue to move down over the course of the year.

     Corporate profits' strong 1995 growth has begun to slow. We expect the rate of change to slow further in 1996 as comparisons become increasingly difficult. In this environment, stable growth stocks should continue to do well. The Fund's diversification should enable us to benefit from these trends.

February 2, 1996                        PNC INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1995

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
COMMON STOCKS--97.2%
             AUTO & AUTO PARTS--0.7%
     41,299  Genuine Parts Company.....    $   1,693,259
                                           -------------
             BANKS--7.5%
     12,476  Barnett Banks Inc. .......          736,084
     60,000  CoreStates
               Financial Corp. ........        2,272,500
     30,757  First Chicago NBD
               Corp. ..................        1,214,902
     40,000  Morgan (J.P.) & Co.,
               Inc. ...................        3,210,000
     89,328  NationsBank Corp. ........        6,219,462
    157,266  Norwest Corp. ............        5,189,778
                                           -------------
                                              18,842,726
                                           -------------
             BUILDING MATERIALS &
               FOREST PRODUCTS--2.0%
     45,130  Armstrong World
               Industries, Inc. .......        2,798,060
     52,117  Weyerhaeuser Company......        2,254,060
                                           -------------
                                               5,052,120
                                           -------------
             BUSINESS PRODUCTS &
               SERVICES--3.8%
     50,647  Dun & Bradstreet
               Corporation.............        3,279,392
     68,416  Harland (John H.) Co. ....        1,428,183
     52,000  Minnesota Mining &
               Manufacturing Company...        3,445,000
     30,000  PHH Corp. ................        1,402,500
                                           -------------
                                               9,555,075
                                           -------------
             CHEMICALS--9.1%
     96,700  Air Products & Chemicals,
               Inc. ...................        5,100,925
     52,100  Betz Laboratories,
               Inc. ...................        2,136,100
    104,214  Cabot Corporation.........        5,614,528
    213,832  Loctite Corp. ............       10,157,020
                                           -------------
                                              23,008,573
                                           -------------
             CONSUMER NON-DURABLES &
               SERVICES--6.7%
    228,062  Coca-Cola (The)
               Company.................       16,933,604
                                           -------------
             CONTAINERS--1.1%
     67,148  *Crown Cork & Seal
               Company, Inc. ..........        2,803,429
                                           -------------

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
             DIVERSIFIED
               COMPANIES--2.8%
    157,190  Alco Standard
               Corporation.............    $   7,171,794
                                           -------------
             DRUGS &
               MEDICAL--16.9%
    122,442  Abbott Laboratories,
               Inc. ...................        5,111,954
     39,177  Baxter International,
               Inc. ...................        1,640,537
    217,204  Johnson & Johnson,
               Inc. ...................       18,598,093
    211,266  Merck & Company, Inc. ....       13,890,740
     62,000  SmithKline Beecham p.l.c.
               ADR unit................        3,441,000
                                           -------------
                                              42,682,324
                                           -------------
             ELECTRICAL EQUIPMENT--5.2%
    102,865  Emerson Electric
               Company.................        8,409,214
     64,000  General Electric
               Company.................        4,608,000
                                           -------------
                                              13,017,214
                                           -------------
             ELECTRONICS--16.2%
    163,000  AMP, Inc. ................        6,255,125
     22,298  Hewlett-Packard
               Company.................        1,867,458
    322,206  Intel Corp. ..............       18,285,191
    119,118  Motorola, Incorporated....        6,789,726
    159,332  Raytheon Company..........        7,528,436
                                           -------------
                                              40,725,936
                                           -------------
             ENTERTAINMENT--1.6%
     68,000  Walt Disney Company.......        4,012,000
                                           -------------
             FOOD PROCESSING &
               DISTRIBUTION--1.6%
    170,000  McCormick & Co. Inc. .....        4,101,250
                                           -------------
             INSURANCE &
               FINANCIAL--2.5%
     22,000  Aetna Life & Casualty
               Co. ....................        1,523,500
     43,930  American Express
               Company.................        1,817,604
     12,028  CIGNA Corp. ..............        1,241,891
     19,392  Marsh & McLennan
               Companies, Inc. ........        1,721,040
                                           -------------
                                               6,304,035
                                           -------------
             LODGING & RESTAURANT--1.8%
    101,234  McDonald's Corporation....        4,568,184
                                           -------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
COMMON STOCKS (CONTINUED)
             NATURAL GAS
               TRANSMISSION--0.5%
     24,000  Tenneco, Inc. ............    $   1,191,000
                                           -------------
             OFFICE EQUIPMENT--0.4%
     10,471  International Business
               Machines Corporation....          960,714
                                           -------------
             PAPER--1.3%
     30,000  Consolidated
               Papers, Inc. ...........        1,683,750
     55,432  Westvaco Corp. ...........        1,538,238
                                           -------------
                                               3,221,988
                                           -------------
             PETROLEUM--2.6%
     13,500  Atlantic Richfield Co. ...        1,495,125
     40,000  Exxon Corp. ..............        3,205,000
     40,360  Louisiana Land &
               Exploration Company.....        1,730,435
                                           -------------
                                               6,430,560
                                           -------------
             PETROLEUM EQUIPMENT &
               SERVICES--0.8%
     30,216  Schlumberger, Ltd. .......        2,092,458
                                           -------------
             POLLUTION CONTROL--1.9%
    114,556  Browning-Ferris
               Industries, Inc. .......        3,379,402
     48,736  WMX Technologies, Inc. ...        1,455,988
                                           -------------
                                               4,835,390
                                           -------------
             RETAIL--GENERAL &
               SPECIALTY--3.4%
    116,772  Albertson's Inc. .........        3,838,880
     58,600  Melville Corp. ...........        1,801,950
     60,000  Penney (J.C.) Company,
               Inc. ...................        2,857,500
                                           -------------
                                               8,498,330
                                           -------------
             TELEPHONE UTILITIES--4.5%
     65,000  AT&T Corp. ...............        4,208,750
    163,900  GTE Corp. ................        7,211,600
                                           -------------
                                              11,420,350
                                           -------------

  NO. OF
  SHARES                                       VALUE
-----------                                -------------
             TRANSPORTATION--2.3%
     39,932  Burlington Northern,
               Inc. ...................    $   3,114,696
     40,000  Union Pacific Corp. ......        2,640,000
                                           -------------
                                               5,754,696
                                           -------------

             Total Common Stocks
                   (Cost
               $45,766,293)............      244,877,009
                                           -------------
    PAR
-----------
SHORT-TERM OBLIGATIONS--3.3%
 $8,400,000  General Electric Capital
               Corp., Commercial Paper,
               5.70%, 01/09/96
               (Cost $8,400,000).......        8,400,000
                                           -------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $54,166,293)........      100.5%    253,277,009
Distributions payable.......       (0.7)     (1,829,156)
Other assets in excess of
  other liabilities.........        0.2         547,398
                                  -----    ------------
NET ASSETS (Applicable to
  1,297,199 partnership
  shares outstanding).......      100.0%   $251,995,251
                                  =====    ============

NET ASSET VALUE PER SHARE...               $     194.26
                                           =============
NET ASSETS APPLICABLE TO
  SHARES OWNED BY:
Limited partners
  (1,238,227 shares)........               $240,539,289
Managing general partners
  (13,315 shares)........... $2,586,586
Non-managing general partner
  (45,657 shares)...........  8,869,376      11,455,962
                             ----------    ------------
Total net assets
  (1,297,199 shares)........               $251,995,251
                                           =============

* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Dividends..............................   $ 4,960,163
  Interest...............................       442,116
                                            -----------
      Total income.......................     5,402,279
                                            -----------
  Expenses:
  Investment advisory fee................     1,021,188
  Managing general partners' compensation
    and officer's salary.................        43,347
  Legal..................................        31,316
  Custodian fees.........................        26,003
  Audit..................................        26,100
  Transfer agent.........................        14,874
  Insurance..............................         4,622
  Printing...............................        18,123
  Other..................................        14,975
                                            -----------
      Total expenses.....................     1,200,548
                                            -----------
        Net investment income............     4,201,731
                                            -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Realized gain from security
    transactions:
    Sold or distributed upon redemption
      of partnership shares..............     4,480,089
  Unrealized appreciation of
    investments:
    Beginning of year......  $137,930,760
    End of year............   199,110,716
                             ------------
                                             61,179,956
                                            -----------
        Net realized and unrealized gain
          on investments.................    65,660,045
                                            -----------
    Net increase in net assets resulting
      from operations....................   $69,861,776
                                            ===========

                       STATEMENT OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                1995           1994
                            ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:
  OPERATIONS:
    Net investment
      income..............  $  4,201,731   $  4,101,613
    Net realized gain
      (loss) from security
      transactions (for
      federal income tax
      purposes net gain is
      $5,230 and
      $11,893,727)........       (20,440)    11,063,360
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership
      shares..............     4,500,529      6,399,493
    Increase (decrease) in
      unrealized
      appreciation of
      investments.........    61,179,956    (11,850,331)
                            ------------   ------------
    Increase in net assets
      resulting from
      operations..........    69,861,776      9,714,135
                            ------------   ------------
  DISTRIBUTIONS TO
    PARTNERS FROM:
    Net investment
      income..............    (4,194,988)    (4,098,494)
    Net realized gains
      (federal income
      tax basis)..........             0     (3,484,592)
                            ------------   ------------
    Total distributions to
      partners............    (4,194,988)    (7,583,086)
                            ------------   ------------
  CAPITAL SHARE
    TRANSACTIONS:
    Net asset value of
      5,545 and 1,853
      shares issued to
      partners in lieu of
      cash
      distributions.......       832,230        264,120
    Cost of 33,208 and
      54,888 shares
      repurchased.........    (5,851,793)    (7,795,028)
                            ------------   ------------
    Decrease in net assets
      from capital share
      transactions........    (5,019,563)    (7,530,908)
                            ------------   ------------
    Total increase
      (decrease) in net
      assets..............    60,647,225     (5,399,859)
  NET ASSETS:
    Beginning of year.....   191,348,026    196,747,885
                            ------------   ------------
    End of year...........  $251,995,251   $191,348,026
                            =============  =============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             1995       1994       1993       1992       1991
                                           --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year......   $ 144.43   $ 142.79   $ 134.44   $ 125.46   $  92.98
                                           --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income.................       3.22       3.07       2.62       2.48       2.40
  Net gain on securities
     (both realized and unrealized).....      49.82       4.27       8.35       8.99      32.47
                                           --------   --------   --------   --------   --------
       Total from investment
          operations....................      53.04       7.34      10.97      11.47      34.87
                                           --------   --------   --------   --------   --------
Less Distributions:
  Distributions from net investment
     income.............................      (3.21)     (3.07)     (2.62)     (2.49)     (2.39)
  Distributions from realized gains
     (federal income tax basis).........        .00      (2.63)       .00        .00        .00
                                           --------   --------   --------   --------   --------
       Total distributions..............      (3.21)     (5.70)     (2.62)     (2.49)     (2.39)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of Year............   $ 194.26   $ 144.43   $ 142.79   $ 134.44   $ 125.46
                                           =========  =========  =========  =========  =========
Total Return............................      36.88%      5.19%      8.19%      9.23%     37.74%
Ratios/Supplemental Data:
  Net Assets, End of Year (000s)........   $251,995   $191,348   $196,748   $196,263   $201,101
  Ratios to average net assets:
     Operating expenses.................        .52%       .54%       .54%       .54%       .56%
     Net investment income..............       1.84%      2.11%      1.87%      1.89%      2.18%
  Portfolio Turnover Rate...............        .00%      3.88%       .00%       .00%       .00%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the last reported sales price on December 29, 1995 for such security. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. No provision is made for federal income taxes inasmuch as the Fund is a partnership and net income will be taxable to the individual partners on a pro-rata basis. The Fund intends to distribute investment income quarterly and approximately 30 percent of its net realized capital gains (federal income tax basis) annually.

(B) Under agreements among the Fund, PNC Bank, National Association, (PNC Bank) and PNC Institutional Management Corporation (PIMC), a wholly-owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and maintains the Fund's financial accounts. PFPC, an affiliate of PNC Bank, is the Fund's transfer agent. PNC Bank is obligated to provide a non-managing general partner who will own at all times at least 1% of the Fund's outstanding shares. PNC Bank pays the non-managing general partner a fee, computed daily and payable monthly, at the annual rate of 1/10th of 1% of the Fund's average daily net assets as consideration for acting in that capacity. The Fund pays PIMC a fee, as investment adviser, computed daily and payable monthly, at an annual rate of 5/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 4/10ths of 1% of net assets exceeding $100,000,000. The managing general partners each receive a fixed fee as compensation for their services.

(C) The aggregate cost of investments for federal income tax purposes at December 31, 1995 was $40,083,535. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $213,219,136, excess of tax cost over value ($25,662).

(D) For the year ended December 31, 1995 sales of investment securities (excluding short-term obligations) were $5,239.

(E) At December 31, 1995, net assets consisted of:

     Undistributed net investment income....................................      $      11,885
     Unrealized gain on investments.........................................        199,110,716
     Other capital--paid-in or reinvested...................................         52,872,650
                                                                                   ------------
                                                                                  $ 251,995,251
                                                                                   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Chestnut Street Exchange Fund:

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 9, 1996

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

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

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

---------------------------------------------------
---------------------------------------------------

                           MANAGING GENERAL PARTNERS

                               Robert R. Fortune
                               G. Willing Pepper
                                R. Stewart Rauch
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                         PNC Bank, National Association
                                      and
                               PNC Institutional
                             Management Corporation
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)

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                     [CHESTNUT STREET EXCHANGE FUND LOGO]

                                 Annual Report

                               December 31, 1995

                            Chestnut Street Exchange

                                      Fund

                              400 Bellevue Parkway
                                   Suite 100
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
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